UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

POLARIS INDUSTRIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EXHIBIT INDEX
Presentation Materials
Historical Selected Financial Data

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Materials dated November 3, 2004 attached to this report as Exhibit 99.1 and furnished pursuant to Regulation FD were prepared with respect to presentations to investors and others that may be made by senior officers of Polaris Industries Inc. (the “Company”). These materials are also available on the Company’s website at www.polarisindustries.com. These materials replace and supercede any and all presentation materials included as exhibits to the Company’s Current Reports on Forms 8-K furnished to the Securities and Exchange Commission prior to the date of this Form 8-K.

     The historical selected financial data for the 10-year period ending December 31, 2003 attached to this report as Exhibit 99.2 and furnished pursuant to Regulation FD has been reclassified to reflect the separation of the financial impact of the Company’s marine business during the periods presented. The Company announced that it was exiting the marine business in its Current Report on Form 8-K dated September 2, 2004. The selected financial data may be used in presentations to investors and others that may be made by senior officers of the Company.

     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 5, 2004

POLARIS INDUSTRIES INC.
/s/Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials dated November 3, 2004.

99.2	Historical selected financial data for the 10-year period ended December 31, 2003.

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